PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
           (FORMERLY PHOENIX HOME LIFE VARIABLE ACCUMULATION ACCOUNT)

                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
          (FORMERLY PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

      SUPPLEMENT DATED JUNE 25, 2001 TO PROSPECTUSES DATED MARCH 30, 2001

     The demutualization plan of Phoenix Home Life Mutual Insurance Company that we previously notified you of was approved by its Board of Directors and by the New York Superintendent of Insurance. Therefore, the demutualization is being put into place effective June 25, 2001.
        The following changes are necessitated by that demutualization.

   All references to Phoenix Home Life Mutual Insurance Company now refer to
                        Phoenix Life Insurance Company.

THE SEPARATE ACCOUNTS ARE RENAMED AS FOLLOWS:

       Phoenix Home Life Variable Universal Life Account is now
       Phoenix Life Variable Universal Life Account

       Phoenix Home Life Variable Accumulation Account is now
       Phoenix Life Variable Accumulation Account

THE FOLLOWING REPLACES THE FIRST TWO PARAGRAPHS IN THE SECTION TITLED "PHOENIX AND THE ACCOUNT":

       On June 25, 2001, Phoenix Home Life Mutual Insurance Company (a New York mutual life insurance company, originally chartered in Connecticut in 1851 and redomiciled to New York in 1992) converted to a stock life insurance company by "demutualizing" pursuant to a plan of reorganization approved by the New York Superintendent of Insurance and changed its name to Phoenix Life Insurance Company ("Phoenix"). As part of the demutualization, Phoenix became a wholly-owned subsidiary of The Phoenix Companies, Inc., a newly-formed, publicly-traded Delaware corporation. Our executive office is located at One American Row, Hartford, Connecticut, 06102-5056 and our main administrative office is located at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-1900. Our New York principal office is located at 10 Krey Boulevard, East Greenbush, New York 12144. We sell life insurance policies and annuity contracts through producers of affiliated distribution companies and through brokers.

THE FOLLOWING REPLACES THE FINAL PARAGRAPH UNDER THE HEADING "INVESTMENT ADVISORS" IN THE SECTION TITLED "INVESTMENTS OF THE ACCOUNT":

       PIC, DPIM and Engemann are indirect, wholly-owned subsidiaries, and Seneca is a partially-owned subsidiary, of Phoenix Investment Partners, Ltd. ("PXP"). PXP is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc., and is an affiliate of Phoenix. PAIA is jointly owned and managed by PM Holdings, Inc., a wholly-owned subsidiary of Phoenix, and by Aberdeen Fund Managers, Inc. PVA is a wholly-owned subsidiary of PM Holdings, Inc.

FOR THOSE PROSPECTUSES CONTAINING A SECTION TITLED "SURPLUS" THE FOLLOWING IS ADDED TO THAT SECTION:

       Policies issued on or after the date of Phoenix's demutualization, June 25, 2001, will not be eligible to share in Phoenix's profits or surplus earnings. The demutualization will not change any eligibility, described in the next paragraph, of a policy owned prior to the date of demutualization.

THE INFORMATION IN THE SECTION TITLED "SALES OF POLICIES" IS REPLACED BY THE
FOLLOWING:

       Policies may be purchased from registered representatives of WS Griffith Securities, Inc. (formerly known as W.S. Griffith & Co., Inc.) ("WSG"), a New York corporation incorporated on August 7, 1970, licensed to sell Phoenix insurance policies as well as policies, annuity contracts and funds of companies affiliated with Phoenix. WSG is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc., and is an affiliate of Phoenix. WSG is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 ("1934 Act") and is a member of the National Association of Securities Dealers, Inc. Phoenix Equity Planning Corporation ("PEPCO") serves as national distributor of the policies. PEPCO is located at 56 Prospect Street, Hartford, Connecticut. PEPCO is also an indirect, wholly-owned subsidiary of The Phoenix Companies and is an affiliate of Phoenix.

       Contracts may also be purchased through other broker-dealers or entities registered under or exempt under the Securities Exchange Act of 1934, whose representatives are authorized by applicable law to sell contracts under terms of agreement provided by PEPCO.



              READ AND KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.


                                                                     Page 2 of 2